UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013

SOLAR WIND ENERGY TOWER INC.

(Exact name of registrant as specified in its charter)

Clean Wind Energy Tower, Inc.

(Former name of registrant in its charter)

Nevada	000-53035	82-6008752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland  21401

(Address of principal executive offices) (zip code)

 (410) 972-4713

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 11, 2013, Clean Wind Energy Tower, Inc. (the “Company”) changed its name to “Solar Wind Energy Tower Inc.” In addition, effective March 11, 2013, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from CWET to SWET. The new CUSIP for the Company is 834116V 105.

Item9.01       Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable

(b)       Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Articles of Merger by and between Solar Wind Energy Tower Inc. and Clean Wind Energy Tower, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR WIND ENERGY TOWER INC.

Date: March 11, 2013	By:/s/Ronald W. Pickett
Name: Ronald W. Pickett
Title: CEO, President and Chairman